Exhibit 14

                         CONSENT OF INDEPENDENT AUDITORS


We consent to the reference to our firm under the caption "Experts" in the Combined Prospectus/Proxy Statement of the AmSouth Growth Fund included in Form N-14 and to the use of our report dated September 13, 2001, incorporated by reference therein.




                                      /s/ ERNST & YOUNG LLP


Columbus, Ohio
March 20, 2002